                                 PROMISSORY NOTE

$23,000.00                                                        April 27, 2004

     FOR VALUE RECEIVED, Trinity Partners Acquisition Company Inc., a Delaware
corporation (the "Company"), hereby promises to pay to the order of Lawrence
Burstein (the "Holder") the principal sum of Twenty Three Thousand ($23,000.00)
dollars upon the earlier of (i) April 26, 2005 or (ii) the consummation of the
Company's initial public offering of its equity securities. This Note shall not bear interest on the principal sum thereof.

     The principal of this note shall be paid at 245 Fifth Avenue, Suite 1600,
New York, New York 10016, or at such other place (including the office of any commercial bank) within or without the State of New York as may hereafter be designated by written notice given by the Holder of this Note to the Company.

     The Company hereby waives presentment, demand for payment, notice of dishonor, notice of protest, and all other notices and demands in connection with the delivery, acceptance, performance, default, endorsement or guarantee of this note.

                                                   TRINITY PARTNERS ACQUISITION
                                                           COMPANY INC.

                                                   By: /s/ James Scibelli
                                                       -------------------------
                                                        Name: James Scibelli
                                                        Title: Chairman